Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill

(11) Goodwill

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2012 are as follows (in thousands):

	Call Driven	Archeo	Total
Balance as of December 31, 2010	$—	$—	$35,337
Jingle acquisition	—	—	47,344
Other	—	—	(37)

Balance as of December 31, 2011	—	—	82,644
Jingle acquisition	—	—	(53)
Other	—	—	(37)
Goodwill allocation between segments	63,305	19,249	—
Impairment	—	(16,739)	(16,739)

Balance as of December 31, 2012	$63,305	$2,510	$65,815

In 2012, the decrease in goodwill was primarily related to the impairment loss recognized during the fourth quarter within the Archeo segment as discussed further below. During the fourth quarter of 2012, the Company announced its intention to pursue a spin-off of Archeo and the corresponding organizational changes resulted in a change to the Company’s reportable operating segments and reporting units for purposes of assessing potential impairment of goodwill. The Company’s reporting units are consistent with its reportable operating segments identified in Note 13. Prior to the fourth quarter of 2012, the Company operated in a single operating segment consisting of a single reporting unit. In connection with the change in reportable operating segments and reporting units, the Company allocated approximately $19.2 million and $63.3 million of goodwill to its Archeo and Call-Driven segments, respectively.

Goodwill at December 31, 2011 is net of the 2008 impairment charge of $169.3 million. Goodwill at December 31, 2012 is net of the accumulated impairment charges from 2008 and 2012 of $186.0 million.

The Company reviews goodwill for impairment annually on November 30 and whenever events or changes in circumstances indicate the carrying value of goodwill may not be recoverable. The Company initiated its annual goodwill impairment analysis in the fourth quarter of 2012 and concluded that the fair value was below the carrying value for the Archeo reporting unit and recognized an impairment loss of $16.7 million. The estimated fair value of the Archeo reporting unit was based on estimates of future operating results, discounted cash flows and other market-based factors. The goodwill impairment recorded within the Archeo reporting unit resulted from the newly associated amounts of goodwill allocated upon the commencement of the reporting unit designation in the fourth quarter, and the operating results including lower projected revenue growth rates and profitability levels compared to historical results. The lower projected operating results reflect changes in assumptions related to organic revenue growth rates, market trends, business mix, cost structure, and other expectations about the anticipated short-term and long-term operating results of the Archeo reporting unit.

The testing of goodwill and other intangible assets for impairment requires the Company to make significant estimates about its future performance and cash flows, as well as other assumptions. These estimates can be affected by numerous factors, including changes in economic, industry or market conditions, changes in business operations, changes in competition or changes in the share price of the Company’s common stock and market capitalization. Significant and sustained declines in the Company’s stock price and market capitalization, a significant decline in its expected future cash flows or a significant adverse change in the Company’s business climate, among other factors, could result in the need to perform an impairment analysis in future interim periods. The Company cannot accurately predict the amount and timing of any future impairment of goodwill or other intangible assets. Should the value of goodwill or other intangible assets become impaired, the Company would record an impairment charge, which could have an adverse effect on its financial condition and results of operations.

The current business environment is subject to evolving market conditions and requires significant management judgment to interpret the potential impact to our assumptions. To the extent that changes in the current business environment impact the Company’s ability to achieve levels of forecasted operating results and cash flows, or should other events occur indicating the remaining carrying value of its assets might be impaired, the Company would test its goodwill and intangible assets for impairment and may recognize an additional impairment loss.